SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Event: September 3, 1997
                        Date of Report: September 3, 1997


                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)


         1-9670                                      94-3041257
   (Commission File Number)           (I.R.S. Employer Identification No.)

One Market
Steuart Street Tower, Suite 800
San Francisco, California                                     94105-1301
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (415) 974-1399

ITEM 5.  Other Events.

PLM International,  Inc. (the "Company")  announced today the election of Robert
N. Tidball as Chairman of the Board of Directors of the Company and the election of Randall L-W. Caudill as a Class II Director of the Board of Directors of the Company. A copy of the press release announcing these elections is attached as an exhibit to this form.

Attachments:

Exhibit 1:  Press release, dated September 3, 1997

                                    EXHIBIT 1


                                           Contact: Janet M. Turner
                                           Vice President, Investor Relations
                                           (415) 905-7214

               PLM INTERNATIONAL ANNOUNCES TWO BOARD APPOINTMENTS

FOR IMMEDIATE RELEASE
San Francisco, California, September 3, 1997 -- PLM International, Inc. (ASE:PLM) today announced that Robert N. Tidball has been elected chairman of PLM International, in addition to his current post as president and chief executive officer, and Randall L-W.
Caudill has been elected a class II director of the board.

Robert N. Tidball, 58, joined PLM International in 1986 as executive vice president, and subsequently served as president, of PLM Railcar Management Services, Inc. He was appointed president and chief executive officer of PLM International and joined its board of directors in 1989.

Mr. Caudill, 50, is president of Dunsford Hill Capital Partners, a San-Francisco-based financial consulting firm serving emerging growth companies in the United States and abroad, as well as a senior advisor to the investment banking firm of Prudential Securities, where he has been employed since 1987. Virtually all of Mr. Caudill's investment banking career has been devoted to complex advisory activities and merger, acquisition, financing, and valuation assignments. Positions held at Prudential Securities include managing director of the San Francisco corporate finance office, and in the New York head office, managing director of the merger and acquisition department and co-head of the investment banking group, in addition to serving on several of the company's key committees.

Prior to Prudential Securities, Mr. Caudill held senior corporate finance positions at Morgan Grenfell, Inc. and The First Boston Corporation. He received a Doctorate in Philosophy from Oxford University, where he was a Rhodes Scholar and an MPPM from Yale University. Mr. Caudill also serves as a director of VaxGen, Inc. and SBE, Inc.

PLM International Chairman, President and Chief Executive Officer Robert N. Tidball said, "We are extremely pleased to welcome Mr. Caudill to PLM International's board of directors. His extensive investment banking experience and management expertise will be of great benefit to the Company as we continue our strategic growth plan to improve financial performance and create shareholder value."

PLM International is a diversified equipment leasing company providing services to transportation, industrial, and commercial companies. With a combined owned and managed portfolio of approximately $1.3 billion in equipment, PLM International operates one of the twenty-five largest asset leasing pools in the United States today. The Company specializes in creating equipment leasing solutions for domestic and international customers.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                  PLM INTERNATIONAL, INC.
                                  (Registrant)


DATE:  September 3, 1997          By:/s/ J. Michael Allgood
                                     ----------------------
                                     J. Michael Allgood
                                     Vice President and
                                     Chief Financial Officer